AMERICAN GENERAL LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT I
                                SEPARATE ACCOUNT D
                               SEPARATE ACCOUNT VA-1
                               SEPARATE ACCOUNT VA-2
                                SEPARATE ACCOUNT A
                               SEPARATE ACCOUNT AGL A
                            VARIABLE ANNUITY CONTRACTS

                                SEPARATE ACCOUNT II
                               SEPARATE ACCOUNT VUL-2
                                SEPARATE ACCOUNT VUL
                                SEPARATE ACCOUNT VL-R
                     VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                         SUPPLEMENT DATED MARCH 1, 2013
                   TO STATEMENTS OF ADDITIONAL INFORMATION
     Effective March 1, 2013, American General Life Insurance Company ("AGL") is amending its Statements of Additional Information ("SAIs") for the purposes of giving notification of the availability of certain financial information of American International Group, Inc. ("AIG"), the parent company of AGL and of giving notification of a merger involving AGL.
     On March 30, 2011, American International Group, Inc. and AGL entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are made available to you. American International Group, Inc. does not underwrite any contracts referenced herein.
       The consolidated financial statements and financial statement schedules (including management's assessment of the effectiveness of internal control over financial reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2012, File No. 001-08787, was filed on February 21, 2013.
     AIG is subject to the informational requirements of the Securities Exchange Act of 1934. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com.
     You can also inspect and copy this information at SEC public facilities at the following locations:
Washington, District of Columbia
100 F. Street, N.E., Room 1580
Washington, DC 20549
Chicago, Illinois
175 W. Jackson Boulevard
Chicago, IL 60604
New York, New York
3 World Financial, Room 4300
New York, NY 10281
The following provides notification of the merger of SunAmerica Annuity and Life Assurance Company, Western National Life Insurance Company and American General Life Insurance Company of Delaware with and into American General Life Insurance Company:
     Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company, Western National Life Insurance Company and American General Life Insurance Company of Delaware (collectively, the "Merging Companies"), former affiliates of AGL, merged with and into AGL (the "Merger"). Before the Merger, the Merging Companies issued contracts and policies in all states except New York. Upon the Merger, all contractual obligations of the Merging Companies became obligations of AGL.

     The Merger did not affect the terms of, or the rights and obligations under either AGL's or the Merging Companies' contracts and policies, other than, for the Merging Companies' contracts and policies, to reflect the change to the company that provides those contract or policy benefits from one of the Merging Companies to AGL. The Merger also did not result in any adverse tax consequences for any contract or policy owners.

     AGL is a stock life insurance company organized under the laws of the state of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. Its principal place of business is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL conducts life insurance and annuity business in all states except New York.